[logo:] CIA. MINERA DE CALDAS S.A.

Toronto, Canada. April 29, 2008

Ms. BEATRIZ E. URIBE RESTREPO
General Manager
MINEROS S.A.
Medellin, Colombia

Ref.:  Closing Date

Dear Ms. Uribe:

In reply to your letter of April 25, 2008, with respect to our request for an extension of the Closing Date to June 30 or July 30, 2008, and further to our conversations in recent days, We hereby propose to you the following amendment to your proposed amendment to the original agreement:

1.

We accept the amendment to Paragraph 9 of Article 1 (Definitions) proposed by you with respect to the extension of the Bid Bond until the new Closing Date.

2.

We accept the amendment to Paragraph 15 of Article 1 (Definitions) proposed by you with respect to the Closing Date.

3.

With respect to the proposed amendment to Article 2.1 “Sale of Shares,” we propose the following language:

“Pursuant to the terms and subject to the conditions of the Agreement, including the amendments thereto, on the Closing Date the Sellers transfer to the Buyer and the Buyer acquires from the Sellers the Shares for Sale at the Transaction Price.”

4.

With respect to the proposed amendment to Article 2.2 “Transaction Price,” we propose the following language:

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[logo:] CIA. MINERA DE CALDAS S.A.

“The Transaction Price is the Price of the Shares for Sale.

Payment of the Transaction Price shall be made as follows:  No later than the first business day following May 14, 2008, the Buyer shall deposit as earnest money into the Mineros S.A. bank account specified in the Agreement twenty per cent (20%) of the Price of the Shares for Sale in Colombian pesos calculated as set forth below and via deposit of the remaining eighty per cent (80%) no later than two (2) days before the new Closing Date at Fiduciaria Colpatria S.A. or another fiduciary institution agreed upon by the Parties by mutual agreement, with the instruction for this institution to deliver them in the correct proportion according to the instructions given by Mineros S.A. as soon as Colpatria receives from the Sellers all the documents referred to in sections (i) and (ii) of Article 5.1. “Sellers’ Actions” of this Agreement, with the instructions that they be turned over to the latter.  Since the Price of the Shares for Sale specified in Exhibit A of the Agreement is stated in dollars of the United States of America, payment of the twenty per cent (20%) shall be converted to Colombian pesos, taking the benchmark market rate prevailing on the day on which the payment is made as the conversion factor, and delivery of the remaining eighty per cent (80%) to Fiduciaria Colpatria or another fiduciary institution agreed upon by the Parties by mutual agreement shall be converted into Colombian pesos taking the benchmark market rate prevailing on the day that that delivery is made as the conversion factor or it shall be converted into Colombian pesos taking the benchmark market rate prevailing on the date on which payment of the initial twenty per cent (20%) was made as the conversion factor, whichever is more advantageous to the Sellers.  All costs in connection with the system for payment of the final eighty per cent (80%) shall be borne by Compañía Minera de Caldas S.A.”

5.

With respect to the proposed amendment to Article 2.3 “Closing,” we propose the following language:

“Transfer of ownership of the shares for Sale by the Sellers to the Buyer (the Closing) shall take place in Medellin on the date on which the Sellers deliver to Fiduciaria Colpatria S.A. or another fiduciary institution agreed upon by the Parties by mutual agreement all the documents referred to in sections (i) and (ii) of Article 5.1. “Sellers’ Actions” of this Agreement with the instruction to deliver them to the Buyer.  The Closing Date shall be June 30, 2008.  Nevertheless, the Parties may extend the Closing Date by mutual, express agreement, which must be recorded in writing, up to July 30, 2008, provided that on June 30, 2008, Compañía Minera de Caldas S.A. has not obtained all the authorizations it needs for the transaction through no failure or improper action of its own.”

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[logo:] CIA. MINERA DE CALDAS S.A.

6.

With respect to the proposed Implicit Amendments, we propose the following language:

“The Parties agree that the other stipulations set forth in the Agreement are not amended and remain in full force.”

7.

We accept the Additional Clause “2008 Profits” that you proposed.

Finally, we attach hereto the extension of the Bid Bond as agreed.

If your principal and the other Sellers agree to the amendment to the Agreed as proposed herein, please so indicate to us by signing this letter as your indication of acceptance and express agreement as set forth in the Share Sale Agreement.

Cordial regards,

[signature]
THOMAS W. LOUGH
Alternate Legal Representative
Compañía Minera de Caldas S.A.

I ACCEPT:

[signature]
BEATRIZ URIBE RESTREPO
Acting as General Manager
Mineros S.A.

And representing:

EDUARDO PACHECO CORTES
RODRIGO VASQUEZ MEJIA
ALBERTO VELASQUEZ HAUPT
ALBERTÓ MEJIA HERNÁNDEZ
CARLOS URRUTIA VALENZUELA
JUAN MANUEL URRUTIA VALENZUELA

[logo:]  MINEROS S.A.

1-

[stamp:] 32561

Medellin, [stamp:] April 25, 2008

Compañía Minera de Caldas
Mr. Ian Park
Medellin

Dear Mr. Park:

In reply to your request to extend the period to close the purchase of shares of Mineros Nacionales S.A. by Compañía Minera de Caldas, S.A., I inform you that I have consulted with all the sellers of these shares, who have authorized me to offer you the following wording to amend the original agreement:

Paragraph 9 of Article 1 (Definitions) shall be as follows:

9.

“Bid Bond” shall mean the bid bond that the buyer submitted in envelope number 1 of the bid awarded to it and the extension of that bond until the new closing date that they must submit before this amendment.

Paragraph 15 of Article 1 (Definitions) shall read as follows:

15.

“Closing date” shall mean the date on which the act of closing takes place as set forth in this amendment.

Section 2.1 Sale of Shares of Article II (Sale) shall read as follows:

Section 2.1 Sale of Shares

Pursuant to the terms and subject to the conditions of this amendment, on the closing date the sellers transfer to the buyer and the buyer acquires from the sellers the shares for sale at the transaction price.

Cra. 43A No. 14-109 Ed. Nova Tempo 6th floor – A.A. 51763
Telephone:  (574) 266 57 57 – Fax:  (574) 268 28 58
E-mail:  gerencia@mineros.com.co – Medellin, Colombia

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[logo:]  MINEROS S.A.

Section 2.2. Transaction Price of Article II (Sale) shall read as follows:

The Transaction Price is the price of the shares for sale.

Payment of the transaction price shall be made as follows:  No later than the first business day following May 14, 2008, the buyer shall deposit as earnest money into the Mineros S.A. bank account specified in the agreement twenty per cent (20%) of the price of the shares for sale in Colombian pesos calculated as set forth below and via deposit of the remaining eighty per cent (80%) no later than two (2) days before the new closing date at Fiduciaria Colpatria S.A. with the instruction for this institution to deliver them in the correct proportion according to the instructions given by Mineros S.A. as soon as Colpatria receives the sellers’ order to transfer the shares for sale in favor of the buyer with the instructions that they be turned over to the latter.  Since the price of the shares for sale specified in Exhibit A of the original agreement is stated in dollars of the United States of America, payment of the twenty per cent (20%) shall be converted to Colombian pesos, taking the benchmark market rate prevailing on the day on which the payment is made as the conversion factor, and delivery of the remaining eighty per cent (80%) to Fiduciaria Colpatria shall be converted into Colombian pesos taking the benchmark market rate prevailing on the day that that delivery is made as the conversion factor or it shall be converted into Colombian pesos taking the benchmark market rate prevailing on the date on which payment of the initial twenty per cent (20%) was made as the conversion factor, whichever is more advantageous to the sellers.  All costs in connection with the system for payment of the final eighty per cent (80%) shall be borne by Compañía Minera de Caldas S.A.

Section 2.3 Closing of Article II (Sale) shall read as follows:

Transfer of ownership of the shares for sale by the sellers to the buyer (the closing) shall take place in Medellin on the date on which the sellers deliver to Fiduciaria Colpatria S.A. the order to transfer the shares with the instructions to deliver them to the buyer.  The closing date shall be June 30, 2008.  Nevertheless, the parties may postpone the closing date by mutual, express agreement, which must be recorded in writing, up to July 30, 2008, provided that on June 30, 2008 Compañía Minera de

Cra. 43A No. 14-109 Ed. Nova Tempo 6th floor – A.A. 51763
Telephone:  (574) 266 57 57 – Fax:  (574) 268 28 58
E-mail:  gerencia@mineros.com.co – Medellin, Colombia

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[logo:] MINEROS S.A.

Caldas S.A. has not obtained all the authorizations it needs for the transaction through no failure or improper action of its own.

ADDITIONAL CLAUSES

IMPLICIT AMENDMENTS.   The other contractual conditions not expressly amended in this document shall be understood as amended, insofar as they are broader, restricted    or contradictory with it, to have the meaning most appropriate for the new clauses.

2008 PROFITS.  The buyer agrees that the profits accrued to Mineros Nacionales S.A. between January 1, 2008 and the closing date are the sellers’.”

If you agree to the proposed amendments, please return this document to us duly signed along with the extension of the bid bond.

Sincerely,

[signature]
Beatriz E. Uribe R.
General Manager

Cra. 43A No. 14-109 Ed. Nova Tempo 6th floor – A.A. 51763
Telephone:  (574) 266 57 57 – Fax:  (574) 268 28 58
E-mail:  gerencia@mineros.com.co – Medellin, Colombia

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